United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 16, 2022

Date of Report (Date of earliest event reported)

Goldenstone Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-41328	85-3373323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4360 E. New York St. Aurora, IL	60504
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 352-7788

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant and one Right	GDSTU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GDST	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50 per whole share	GDSTW	The Nasdaq Stock Market LLC
One Right to receive 1/10th of one share of Common Stock	GDSTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 21, 2022, Goldenstone Acquisition Limited (the “Company”) consummated its initial public offering (the “IPO”) of 5,750,000 units (the “Units”) which included the full exercise by the underwriter of its over-allotment option, each Unit consisting of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one-half of one share of Common Stock for $11.50 per whole share and one right (“Right”), with each Right entitling the holder to 1/10 of one share of Common Stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $57,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257209) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 21, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated March 16, 2022 by and between the Company and Maxim Group LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated March 16, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●

A Rights Agreement, dated March 16, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	Letter Agreements, dated March 16, 2022, by and among the Company and its officers, directors and the Sponsor and other holders, a copy of which are attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Stock Escrow Agreement, dated March 16, 2022, by and among the Company, its initial stockholders and Continental Stock Transfer & Trust Company, LLC as escrow agent, a copy of which is attached as Exhibit 10.2

●	An Investment Management Trust Agreement, March 16, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated March 16, 2022, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated March 16, 2022, by and between the Company and Windfall Plaza Management, LLC, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	Subscription Agreement, dated March 16, 2022, by and between the Company and each investor, copies of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Unit Purchase Option, dated March 21, 2022 by and between the Company and Maxim Group LLC, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

As of March 21, 2022, a total of $58,362,500 of the net proceeds from the IPO and the Private Placement (as defined below) (which amount includes $2,012,500 of the underwriter’s deferred discount) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of March 21, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the sponsors and certain other investors of 351,250 units (the “Private Units”), generating total proceeds of $3,512,500.

The Private Units are identical to the Units sold in the IPO except that the holders have agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date we complete our initial business combination. In addition, the warrants included in the Private Units are not redeemable if held by them or a permitted transferee. Our Sponsors and the anchor investors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On March 16, 2022, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 8.01. Other Events

On March 16, 2022, the Company issued a press release announcing the pricing of its IPO, a copy of which is filed as Exhibit 99.1 hereto. On March 21, 2022, the Company issued a press release announcing the closing of its IPO, a copy of which is filed as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2022 by and between the Company and Maxim Group LLC

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated March 16, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC

4.2	Rights Agreement, dated March 16, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

10.1	Letter Agreements, dated March 16, 2022, by and among the Registrant and its officers, directors, the sponsor and certain other holders

10.2	Stock Escrow Agreement, dated March 16, 2022, by and among the Company, its initial stockholders and Continental Stock Transfer & Trust Company, LLC as escrow agent

10.3	Investment Management Trust Agreement, dated March 16, 2022, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.4	Registration Rights Agreement, dated March 16, 2022, by and among the Company and certain security holders

10.5	Administrative Support Agreement, dated March 16, 2022, by and between the Company and the sponsor

10.6	Subscription Agreement, dated March 16, 2022, by and between the Company and each investor, copies of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

10.7	Unit Purchase Option, dated March 21, 2022, by and between the Company and Maxim Group LLC

99.1	Press Release dated March 16, 2022

99.2	Press Release dated March 21, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2022

GOLDENSTONE ACQUISITION LIMITED

By:	/s/ Eddie Ni
Name:	Eddie Ni
Title:	Chief Executive Officer

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